Talcott Resolution Life Insurance Company

Talcott Resolution Life Insurance Company Separate Account Two
Nations Variable Annuity Series I - File No. 333-41213
Nations Variable Annuity Series II - File No. 333-49689
Nations Variable Annuity Series III - File No. 333-101931

Talcott Resolution Life Insurance Company Separate Account Seven
Nations Outlook Variable Annuity Series I - File No. 333-40414
Nations Outlook Variable Annuity Series II - File No. 333-101954

Product Information Notice Dated January 24, 2020

The Board of Trustees of the Columbia Funds Variable Insurance Trust have approved a Plan of Liquidation of the Columbia Variable Portfolio - Asset Allocation Fund (the “Fund”). Effective as of the close of business on or about April 24, 2020, any Contract Value allocated to the Fund’s Sub-Account will be transferred to the Invesco V.I. Government Money Market Fund Sub-Account.

Due to the liquidation of the Fund, you will no longer be able to allocate new Premium Payments or make transfers to the affected Sub-Account, including program trades effective as of the close of business on or about April 22, 2020 (“closing date”). You may transfer some or all of your Contract Value in the affected Sub-Account to other investment options currently offered by your Contract.

Also, effective as of the close of business on or about April 22, 2020:

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DCA, Asset Rebalancing and/or InvestEase® Programs: If you are enrolled in a DCA, Asset Rebalancing and/or InvestEase® Program that includes the Fund you may provide us alternative instructions prior to the closing date. If you do not provide us alternative instructions prior to the closing date, we will automatically update your DCA, Asset Rebalancing and/or InvestEase® Program to replace the Fund with the Invesco V.I. Government Money Market Fund Sub-Account;

•
Automatic Income Program: If you are enrolled in an Automatic Income Program that includes the Fund, your income payments will continue to come out of the Fund until the Fund liquidates on or about April 24, 2020. Upon the Fund’s liquidation, all Contract Value in the Fund will be automatically transferred to the Invesco V.I. Government Money Market Fund Sub-Account and your Automatic Income Program will be automatically updated to replace the Fund with the Invesco V.I. Government Money Market Fund Sub-Account, unless you provide us alternative instructions prior to April 24, 2020;

•
Allocation Models (Pre-defined or custom (“self-select”)): If you are invested in an Allocation Model that includes the Fund, the model will be automatically updated on the closing date to replace the Fund with the Invesco V.I. Government Money Market Fund Sub-Account. If you are in a “self-select” model and would like to change your selections or you would like to invest in a different model you may provide us new instructions at any time.

This Notice Should Be Retained For Future Reference.

HV-7778